UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

WORLD FUEL SERVICES CORPORATION

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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WORLD FUEL SERVICES CORPORATION 9800 NORTHWEST 41ST STREET MIAMI, FL 33178 ATTN: CORPORATE SECRETARY	Your Vote Counts! WORLD FUEL SERVICES CORPORATION 2021 Annual Meeting Vote by May 20, 2021 11:59 PM ET

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You invested in WORLD FUEL SERVICES CORPORATION and it's time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 21, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 21, 2021 8:00 AM EDT
Virtually at: www.virtualshareholdermeeting.com/INT2021

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items			Recommends
1.	Elect 13 Directors:
Nominees:
	01) Michael J. Kasbar	05) Richard A. Kassar	For
	02) Ken Bakshi	06) John L. Manley
	03) Jorge L. Benitez	07) Stephen K. Roddenberry
	04) Sharda Cherwoo	08) Paul H. Stebbins
2.	Approval of the non-binding, advisory vote on executive compensation.		For
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the 2021 fiscal year.		For
4.	Approval of the World Fuel Services Corporation 2021 Omnibus Plan.		For
NOTE: In their discretion, the proxies are authorized to vote upon any other matter coming before the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES AND ON ALL OTHER PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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